SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           ROMA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



        United States                                             51-0533946
------------------------                                     -------------------
(State of Incorporation                                         (IRS Employer
    or Organization)                                         Identification No.)


2300 Route 33, Robbinsville, New Jersey                           08691
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


If this form relates to the  registration  of a class of         If this form relates to registration of a class of
securities  pursuant  to Section  12(b) of the                   securities  pursuant to  Section  12(g) of the
Exchange  Act and is  effective pursuant  to                     Exchange Act and is effective pursuant to
General  Instruction  A.(c),  please check the                   General Instruction  A.(d),  please check the
following box |_|                                                following box |X|

Securities  Act  registration  statement file number to which this form relates:
333-132415

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                    Name of Each Exchange on Which
   To be so Registered                    Each Class is to be Registered
   -------------------                    ------------------------------

        None                                        N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.10 per share
                     ---------------------------------------
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                 ----------------------------------------------

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Information set forth under the captions "Description of Capital Stock" and "Restrictions on Acquisition of Roma Financial Corporation" contained in a prospectus filed on May 11, 2006 as part of the Registrant's amended Registration Statement on Form S-1 (File No. 333-132415) is incorporated by reference into this registration statement.

ITEM 2.  EXHIBITS

3.1      Charter of Roma Financial Corporation*

3.2      Bylaws of Roma Financial Corporation**

____________
* Incorporated by reference to Exhibit 3.1 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-132415) filed with the Securities and Exchange Commission on May 8, 2006.

** Incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-132415) filed with the Securities and Exchange Commission on April 19, 2006.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                               ROMA FINANCIAL CORPORATION


Date: May 12, 2006             By: /s/ Margaret T. Norton
                                   ---------------------------------------------
                                   Margaret T. Norton
                                   Senior Vice President and Corporate Secretary